EXHIBIT 10.14


                                CREDIT AGREEMENT


         THIS is an agreement (the "Agreement") made this 27th day of February 1997, by FIRST HAWAIIAN BANK, a Hawaii corporation, as lender, and CYANOTECH CORPORATION, a Nevada corporation, as borrower.

         This Agreement concerns the establishment of a credit facility in the amount of ONE MILLION AND NO/000 DOLLARS ($1,000,000.00) made available to the Borrower by the Lender, pursuant to which the Borrower may obtain Advances from the Lender, all upon the terms and conditions set forth below.

         In consideration of the mutual covenants hereinafter set forth, and intending to be legally bound thereby, the Borrower and the Lender hereby agree as follows:

SECTION 1.  Definitions.

         As used in this Agreement, each of the following terms shall have the meaning set forth below with respect thereto:

         "Advance" means a disbursement of loan proceeds pursuant to the terms and conditions set forth in Section 2 of this Agreement.

         "Banking Day" means a day on which First Hawaiian Bank is open for business in the State of Hawaii.

         "Borrower" means Cyanotech Corporation, a Nevada corporation.

         "Borrowing Base" means the aggregate of (i) seventy-five percent (75%) of Eligible Domestic Accounts Receivable and (ii) fifty percent (50%) of Eligible Foreign Accounts Receivable.

         "Borrowing Base Certificate" means the certificate in the form attached hereto as Exhibit "1" and made a part hereof.

         "Capital Lease" means any lease of any property (whether real, personal or mixed) which, in conformity with GAAP, is or should be accounted for as a capital lease on a balance sheet.

         "Closing Date" means the date on which the Lender determines that all of the conditions set forth in Section 4 of this Agreement have been satisfied.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Commitment" means the Lender's agreement to make Advances of loan proceeds to the Borrower, pursuant to, but subject to the terms and conditions of, this Agreement and, where the context so requires, the aggregate principal amount of all Advances disbursed or to

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be disbursed, thereunder.  The amount of the  Commitment shall  be the lesser of
(i) ONE MILLION AND NO/000  DOLLARS ($1,000,000.00) and (ii) the Borrowing Base.

         "Compliance Certificate" means the certificate in the form attached hereto as Exhibit "2" and made a part hereof.

         "Current Liabilities" means the principal amount of all loans and short term notes payable within one year, "funded debt" (i.e., current principal amounts of long-term debt and Capital Leases which are to be paid within one year), trade accounts payable, accrued expenses, cash dividends payable, unearned revenues, income taxes payable and such other items of indebtedness and other obligations of the Borrower in accordance with GAAP, would be included as current liabilities on the balance sheet as of the date to which liabilities are to be determined.

         "Eligible Domestic Accounts Receivable" means receivables from customers located within the United States of America which are less than ninety
(90) days from invoice date; provided, however, in determining Eligible Domestic Accounts Receivable (i) receivables from governmental entities and Subsidiaries of Borrower, and intracompany accounts, shall not be included; (ii) receivables from customers to whom Borrower is indebted, including any accounts payable to such customers, shall only be included to the extent of the excess, if any, of such accounts receivable over such indebtedness; (iii) if over fifty percent (50%) of the value of all receivables from any customer are older than ninety
(90) days from their respective invoice dates, no receivables from such customer shall be included; and (iv) the portion of each account receivable in excess of twenty-five percent (25%) of the total of Eligible Domestic Accounts Receivable plus Eligible Foreign Accounts Receivable (as determined following any such exclusions) shall not be included.

         "Eligible Foreign Accounts Receivable" means receivables from customers located outside of the United States of America for which credit support is provided by Export Letters of Credit which have been provided to the Lender for negotiation.

         "ERISA" means the Employees Retirement Income Security Act of 1974, as amended from time to time.

         "Event of Default" means any of the events described in Section 7.1 of this Agreement.

         "Expenses" means the fees, costs and expenses described in Section 6.7 of this Agreement.

         "Export Letter of Credit" means a documentary letter of credit,  issued
by  a  bank   preapproved  in  writing  by  Lender,   which  bank  has  accepted
documentation for payment.

         "Financing Statement" means the UCC-1 Financing Statement dated concurrently with the Security Agreement, executed by the Borrower in favor of the Lender, perfecting a first security interest in and to the collateral described in the Security Agreement.


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
         "GAAP" means generally accepted accounting principles.

         "Lender" means First Hawaiian Bank, a Hawaii corporation.

         "Loan Documents" means all of the documents and instruments executed by or for the benefit of the Borrower in connection with the Commitment, including, without limitation, this Agreement, the Note, the Security Agreement and the Financing Statement.

         "Loan Fee" means an amount equal to TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500.00), one-half of which was payable by the Borrower upon the acceptance of the Lender's offer of the Commitment, the receipt of which is acknowledged by the Lender, and one-half of which is payable by the Borrower on or before the Closing Date.

         "Maturity Date" means (a) January 31, 1998 or (b) the date, following the occurrence of an Event of Default, on which the Lender notifies the Borrower that the entire Principal Balance, together with all accrued interest thereon, and all fees, charges, expenses and other sums payable under this Agreement and the other Loan Documents, shall become due and payable.

         "Net Available Collected Balances" means balances in demand deposit and maximizer accounts with and analyzed by the Lender, after deducting (a) provisional credits for items in the process of collection; (b) reserves; (c) the collected balance necessary to support account activity charges; and (d) the collected balance necessary to support earnings paid to the Borrower as interest.

         "Net Income" means the net income of the Borrower (i.e., gross revenues received by the Borrower, less operating expenses, taxes, insurance and other proper expenses in accordance with GAAP. Net Income shall not include (i) gains resulting from the sale or other disposition of assets which do not relate to the activities of the Borrower in the ordinary course of business, (ii) gains arising from changes in accounting principles or practices and, (iii) gains arising from the write-up of assets.

         "Note" means the promissory note dated the date of this Agreement, executed by the Borrower in favor of the Lender, evidencing the Borrower's agreement to repay the Principal Balance hereunder, together with interest thereon, as provided therein.

         "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated association, and or government or any department or agency thereof.

         "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code, and is maintained by the Borrower for its own employees.

         "Principal Balance" means the aggregate outstanding principal balance of all Advances.


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
         "Quarter" means any one of the following three-calendar-month periods in any calendar year: January 1 to and including March 31; April 1 to and including June 30; July 1 to and including September 30; and October 1 to and including December 31.
         "Quick Assets" means cash and cash equivalents, marketable securities and accounts receivable (less doubtful accounts) in accordance with GAAP as of the date to which Quick Assets are to be determined.

         "Quick Ratio" means Quick Assets divided by Current Liabilities.

         "Subsidiary" means (a) any corporation of which the Borrower, or a subsidiary of the Borrower, owns or controls, directly or indirectly, 51% or more of the outstanding capital stock, or (b) any partnership or other entity in which the Borrower, or a subsidiary of the Borrower, holds 51% or more of the equity interest, and of which the Borrower, or a subsidiary of the Borrower, controls the management or policies.

         "Tangible Net Worth" means the excess of Total Assets over Total Liabilities, as determined in accordance with GAAP.

         "Total Assets" means all items of property owned by the Borrower and it Subsidiaries which, in accordance with GAAP, would be included as an asset on the balance sheet as of the date to which assets are to be determined, excluding, however, (a) all assets which would be classified as intangible assets under GAAP, such as, goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, and deferred charges (including, without limitation, organization costs, and research and development costs), (b) treasury stock and minority interests in Subsidiaries, (c) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of capital stock, (d) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and all other reserves or appropriations of retained earnings which, in accordance with GAAP, should be established in connection with the business conducted by the Borrower, and (e) any evaluation or other write-up in book value of assets subsequent to December 31, 1995.

         "Total Liabilities" means the principal amount of all items of indebtedness and other obligations of the Borrower and its Subsidiaries which, in accordance with GAAP, would be included as a liability on the balance sheet as of the date to which liabilities are to be determined, including, without limitation, (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as Capital Leases, (iii) reserves for loan losses, (iv) obligations under direct or indirect guarantees, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of others, and (v) obligations in respect of unfunded vested benefits in excess of $100,000.00 in the aggregate under all Plans covered by Title IV of ERISA.


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
SECTION 2.  The Commitment.

         2.1 Amount. The Lender agrees, subject to the terms and conditions contained in this Agreement, to make Advances to the Borrower in the aggregate amount which shall not exceed, at any one time, the amount of the Commitment. Within the limits of the Commitment, and subject to the terms and conditions contained herein, the Borrower may borrow, repay and reborrow.

         2.2 Advances. Applications for each desired Advance under this Agreement shall be made by the Borrower in accordance with the terms and provisions of the Note and shall be accompanied by a Borrowing Base Certificate. No Advance shall cause the Principal Balance to exceed the amount of the Commitment. The Borrower shall use the proceeds of the Advances for Borrower's working capital purposes, and for such other purposes as the Lender may approve in writing.

         2.3 Interest. Interest on the Principal Balance shall accrue as provided in the Note.

         2.4 Payments. The Borrower shall pay to the Lender interest on the Principal Balance as provided in the Note. The Borrower shall repay the Principal Balance, all accrued but unpaid interest thereon, and all fees, charges and other sums payable under the Loan Documents, to the Lender on the Maturity Date. The Borrower may prepay principal on the terms and conditions set forth in the Note.

         2.5 Security Agreement. In order to provide further assurance to the Lender of the due and punctual payment of the Note and the observance and performance by the Borrower of all of its obligations under the Loan Documents, the Borrower shall, on or before the Closing Date, deliver to the Lender, the Security Agreement, duly executed by the Borrower, in form and substance satisfactory to the Lender.

         2.6 Closing. Closing of the Commitment shall be subject to the satisfaction of all of the conditions precedent set forth in Section 4 of this Agreement, and shall occur no later than March 14, 1997.

SECTION 3.  Representations and Warranties by the Borrower.

         The Borrower represents and warrants to the Lender that:

         3.1 Organization, Standing and Authority of Borrower. The Borrower is a Nevada corporation duly registered, validly existing and in good standing under the laws of the State of Nevada, is authorized to do business and is in good standing in the State of Hawaii and has all requisite power and authority to carry on the business and to own the property that it now carries on and owns. Each Subsidiary is duly registered, validly existing and in good standing under the laws of the jurisdiction where it was formed, and each Subsidiary has all requisite power and authority to carry on the business and to own the property that it now carries on and owns. The Borrower has all requisite power and authority to execute and deliver the Loan Documents and to observe and perform all of the provisions and conditions

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
thereof. The execution and delivery of the Loan Documents have been duly authorized by the Board of Directors of the Borrower and, to the extent required by law, by the stockholders of the Borrower, and no other corporate action of the Borrower is requisite to the execution and delivery of the Loan Documents.

         3.2 Tax Returns and Payments. All tax returns and reports of the Borrower required by law to be filed have been duly filed, and all taxes, assessments, contributions, fees and other governmental charges (other than those presently payable without penalty or interest and those which have been disclosed to the Lender but which are currently being contested in good faith) upon the Borrower or upon the properties or assets or income of the Borrower, which are due and payable, have been paid.

         3.3 Litigation. There is, to the knowledge of the Borrower, no action, suit, proceeding or investigation pending at law or in equity or before any federal, state, territorial, municipal or other governmental department, commission, board, bureau, agency or instrumentality or threatened against or affecting the Borrower, which might materially adversely affect the Borrower's ability to perform its obligations under the Loan Documents.

         3.4 Compliance with Other Instruments, None Burdensome. The Borrower is not in violation of or in default with respect to any term or provision of its Articles of Incorporation or Bylaws or any mortgage, indenture, contract, agreement or instrument applicable to it or by which it may be bound; and the execution, delivery, performance of and compliance with each and all of the Loan Documents will not result in any such violation or be in conflict with or constitute a default under any such term or provision or result in the creation of any mortgage, lien or charge on any of the properties or assets of the Borrower not contemplated by this Agreement; and there is no term or provision of the Articles of Incorporation or Bylaws, of the Borrower or any mortgage, indenture, contract, agreement or instrument applicable to the Borrower or by which it may be bound, which may adversely affect the business or prospects or condition (financial or other) of the Borrower or of any of its properties or assets. Without limiting the foregoing, the Borrower is not a party to, or otherwise subject to, any agreement which limits the amount of, or otherwise imposes restrictions on, the incurring of indebtedness by the Borrower of the type contemplated by this Agreement.

         3.5 Compliance with Law. The consummation of the transactions contemplated by the Loan Documents will not conflict with or result in a breach of any law, statute, ordinance, regulation, order, writ, injunction, judgment of any court or governmental instrumentality, domestic or foreign.

         3.6 Governmental Authorization. No consent, approval or authorization of, or registration, declaration or filing with, any governmental or public body or authority in connection with the valid execution and delivery of each of the Loan Documents is required or, if required, such consent, approval, order or authorization shall have been obtained prior to the Closing Date.

         3.7  Financial  Statements.   All   financial   statements   heretofore
delivered to the Lender by the Borrower are true and correct in all respects, have been prepared in

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
accordance with GAAP, consistently applied, and fairly represent the financial condition of the Borrower as of the dates thereof; and no material, adverse changes have occurred in the financial condition reflected therein since the dates thereof.

         3.8 Brokers, Finders and Agents. The Borrower has not employed or engaged any broker, finder or agent who may claim a commission or fee or other compensation with respect to the Commitment. The Borrower will indemnify and hold the Lender harmless from any and all claims of brokers or other claims for commissions or fees in connection with the Commitment and will further hold the Lender harmless and indemnify the Lender against all losses, damages, costs and charges (including attorneys' fees) which the Lender may sustain because of such claims or in consequence of defending against such claims.

         3.9 Compliance with Funding Standards. The Borrower has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the currently applicable provisions of ERISA and the Code, and has not incurred any liability to the Pension Benefit Guaranty Corporation or a Plan under Title IV of ERISA.

         3.10 Character of Representations and Warranties. None of the financial statements or any certificate or statement furnished to the Lender by or on behalf of the Borrower in connection with the Commitment, and none of the representations and warranties in this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading. To the best knowledge of the Borrower, there is no fact which materially adversely affects or in the future (so far as the Borrower can now foresee) may materially adversely affect the ability of the Borrower to observe or perform its obligations under the Loan Documents which has not been set forth herein or in a certificate or opinion of counsel or other written statement furnished to the Lender by or on behalf of the Borrower.

SECTION 4.  Conditions of the Lender's Obligation.

         The Lender's obligation to make Advances hereunder, is subject to the fulfillment, to its reasonable satisfaction, of the following conditions:

         4.1 Representations and Warranties True at Closing. The representations and warranties contained in Section 3 of this Agreement and otherwise made by or on behalf of the Borrower in connection with the Commitment shall be true and correct as of the time of each request by the Borrower for an Advance hereunder, with the same effect as if made at such time.

         4.2 Execution of Loan Documents. The Borrower shall have executed and delivered to the Lender and the Lender shall have approved, all of the Loan Documents.

         4.3 Expenses; Loan Fee. The Borrower shall have paid to the Lender on the Closing Date the Loan Fee and all of the fees and expenses (including, without limitation, fees and disbursements and expenses of legal counsel for the Lender) provided for in Section 6.7 which the Lender shall determine to be due and payable as of the Closing Date.


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         4.4  No Event of Default.  There  shall exist  at the time each Advance is made no condition or event which would constitute an Event of Default or which, after notice or lapse of time, or both, would constitute an Event of Default.

         4.5 Opinion of Counsel. The Borrower shall have delivered to the Lender, and the Lender shall have approved, an opinion of legal counsel for the Borrower in substantially the form set forth in Exhibit "3" attached hereto and made a part hereof.

         4.6 Corporate Proceedings and Documents. All corporate proceedings taken by the Borrower in connection with the Commitment shall be satisfactory in form and substance to the Lender and its counsel, and the Lender shall have received; (i) properly certified resolutions of the Board of Directors of the Borrower duly authorizing the execution and delivery of the Loan Documents and the consummation of the transactions contemplated hereby, (ii) a certificates of good standing of the Borrower issued by the Secretary of State of the State of Nevada and by Director of the Department of Commerce and Consumer Affairs of the State of Hawaii, (iii) a copy of the Articles of Incorporation of the Borrower, certified as true and exact by said Director, (iv) a copy of the Bylaws of the Borrower certified as true, correct and complete by the secretary of the Borrower, and (v) such authenticated copies of such other corporate documents as the Lender may reasonably request.

         4.7 Evidence of Tax Payments; Tax Clearance Certificate. The Lender shall have received a Tax Clearance Certificate issued by the Department of Taxation of the State of Hawaii certifying that all taxes due to the State of Hawaii by the Borrower up to and including a date within thirty (30) days of the Closing Date have been paid.

         4.8 Financing Statement and Personal Property Lien Report; Court Report. The Borrower shall have delivered to the Lender a financing statement and personal property lien report and court report, in form and substance satisfactory to the Lender, issued by a recognized corporate searcher of titles, advising the Lender that a search of the public records discloses, as of the Closing Date, no judgments, pending actions in state or federal court, security agreements, chattel mortgages, financing statements, title retention agreements, notices or certificates of tax liens or other instruments or documents filed or recorded against the Borrower except those which may be approved by the Lender in writing.

         4.9 Insurance. Borrower shall have delivered to the Lender evidence that the requirements of Section 6.5 have been satisfied.

SECTION 5.  Making of Advances.

         Each Advance shall be made upon and subject to the following terms and conditions:

         5.1 Application for Advances. Applications for Advances shall be made as provided in the Note. Each application for an Advance shall be deemed a certification by the Borrower that, as of the date of such application, all representations and warranties contained in Section 3 are true and correct, and the Borrower is in compliance with all of the provisions of Sections 4 and 5 of this Agreement. All statements contained in any such


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
application shall be deemed a representation and warranty made by the Borrower in connection with the Commitment.

         5.2 Conditions Precedent to Each Advance. The Lender's obligation to make each Advance hereunder shall be subject to the fulfillment, to the Lender's satisfaction, as of the time of application and as of the time of the Advance, of all of the conditions precedent set forth in this Section 5.2:

                  (a) Representations and Warranties. The representations and warranties contained in any application for an Advance, or in Section 3 of this Agreement, or otherwise made by or on behalf of the Borrower in connection with the Commitment, shall be true and correct as of the time of each Advance made by the Lender under this Agreement, with the same effect as if made at such time.

                  (b) No Event of Default. There shall exist at the time of each Advance no condition which would constitute an Event of Default or which, after notice or lapse of time, or both, would constitute an Event of Default.

                  (c) Payment of Expenses. The Borrower shall have paid to the Lender all expenses provided for in Section 6.7 which the Lender shall determine to be due.

                  (d) Insolvency, Bankruptcy, etc. The Borrower shall not have become insolvent; or made an assignment for the benefit of creditors; or failed generally to pay its debts as they become due; or become the subject of an order for relief in an involuntary case under the bankruptcy laws as now or hereafter constituted, and such order shall remain in effect and unstayed for a period of sixty (60) consecutive days; or commenced a voluntary case under the bankruptcy laws as now or hereafter constituted; or filed any petition or answer seeking for itself any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation; or filed any answer admitting the material allegations of any petition filed against it in any such proceedings; or sought or consented to or acquiesced in the appointment of, or taking possession by, any custodian, trustee, receiver or liquidator of it or of all or a substantial part of its properties or assets; or taken any action looking to its dissolution or liquidation; or within sixty (60) days after commencement of any proceedings against it seeking any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation, such proceeding shall not have been dismissed; or within sixty (60) days after the appointment of, or taking possession by, any custodian, trustee, receiver or liquidator of any or of all or a substantial part of its properties or assets, without its consent or acquiescence, any such appointment or possession shall not have been vacated or terminated.

         5.3 Conditions are Solely for Benefit of the Lender. All conditions of the obligations of the Lender to make Advances hereunder, are imposed solely and exclusively for the benefit of the Lender, and its successors and assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms, and no other person shall, under any circumstances, be deemed to be the beneficiary of such


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
conditions, any or all of which may be freely waived, in whole or in part, by the Lender at any time if, in its sole judgment, the Lender deems it advisable to do so.

SECTION 6.  Other Covenants of the Borrower.

         The Borrower covenants and agrees with the Lender as follows:

         6.1 Information. The Borrower shall (a) furnish directly to the Lender with reasonable promptness such data and information, financial or otherwise, (including such financial information as may be required in any separate agreement between the Borrower and the Lender) concerning the Borrower as from time to time may reasonably be requested by the Lender, including, but not limited to, an annual audit of Borrower's accounts receivable prepared by an auditor selected by the Lender which may be requested at the sole discretion of the Lender; (b) promptly notify the Lender of any condition or event which constitutes a breach or event of default of any covenant, condition, warranty, representation or provision of any of the Loan Documents, and of any materially adverse change in the financial condition or operations of the Borrower; (c) furnish directly to the Lender, promptly upon transmission thereof such other information as the Borrower provides to its other lenders; (d) furnish directly to the Lender not more than thirty (30) days after the end of each calendar month, a Compliance Certificate of the Borrower signed by an authorized executive officer of the Borrower together with the financial statements required to be provided pursuant to Section 6.9(A) of this Agreement; and (e) furnish directly to the Lender not more than fifteen (15) days after the end of each calendar month, a Borrowing Base Certificate, including an accounts receivable aging report, signed by an authorized executive officer of the Borrower.

         6.2 Preservation of Juristic Existence. The Borrower shall maintain its juristic existence in good standing under the laws of the State of Nevada and any other jurisdiction in which it conducts business, and shall not, without the prior written consent of the Lender, amend, modify, or terminate its constituent documents, true and correct copies of which the Borrower represents have been provided to the Lender.

         6.3 Payment of Taxes. The Borrower shall pay or cause to be paid all taxes, assessments, or other governmental charges levied upon any of its properties or assets, or in respect of its income before the same become delinquent, except that the Borrower will have the right to contest assessments and other charges in the manner provided in Section 7.2.

         6.4 Maintenance and Performance of Contracts. The Borrower shall at all times maintain and perform all material contracts, licenses, permits, and other agreements applicable to its business and operations and provide timely notice to the Lender of any default by the Borrower or any third party under any of such contracts, licenses, permits or agreements.

         6.5 Insurance. The Borrower shall maintain at all times during the term of the Commitment such business insurance and casualty insurance on all assets of the Borrower as is normally carried by prudent entities engaged in the same or similar businesses and all such policies shall include a "Lender's Loss Payable Clause" naming the Lender as beneficiary.

         6.6 Indemnification of the Lender. The Borrower shall indemnify and hold the Lender harmless from any and all claims asserted against the Lender by any person, entity or governmental authority arising out of or in connection with the Commitment except for claims arising out of the Lender's gross negligence or wilful misconduct. The Lender shall be entitled to appear in any action or proceeding to defend itself against such claims, and all reasonable costs incurred by the Lender in connection therewith, including reasonable attorneys' fees, shall be reimbursed by the Borrower to the Lender within ten
(10) days after presentment, as provided in Section 6.7. Any failure to so reimburse the Lender within the specified time period shall constitute an Event of Default under this Agreement, and the unreimbursed amount shall thereupon be added to the Principal Balance, and shall bear interest at the default rate specified in the Note.

         The Lender shall, at its sole option, be entitled to settle or compromise any asserted claim against it, and such settlement shall be binding upon the Borrower for purposes of this indemnification. Payment thereof by the Lender or the payment by the Lender of any judgment or claim successfully perfected against the Lender shall constitute an additional Advance hereunder, shall bear interest at the default rate specified in the Note until paid, and shall be payable upon demand of the Lender. The agreements contained in this section shall survive termination of the Commitment and any other portions of this Agreement.

         6.7 Expenses. Whether or not the transactions hereby contemplated shall be consummated, the Borrower shall assume and pay upon demand of the
Lender:

                  (a) All reasonable out-of-pocket expenses incurred by the Lender in connection with the making and continued administration of any portion of the Commitment, including, but not limited to, the reasonable fees and disbursements and expenses of legal counsel for the Lender;

                  (b) Any and all advances or payments made by the Lender pursuant to this Agreement or any other Loan Documents, and other similar or dissimilar expenses and charges in connection with the administration, servicing or collection of any portion of the Commitment, including restructuring of the Commitment, all of which shall constitute an additional liability owing by the Borrower to the Lender; and

                  (c) All costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by the Lender as a result of an Event of Default or for the purpose of negotiating a resolution of any default (whether by means of refinancing or otherwise and whether or not successful) or for the purpose of effecting collection of the amounts outstanding under the Commitment, principal, interest, fees and charges, or any other sums required to be paid by the Borrower pursuant to any of the Loan Documents, when the same shall become due and payable (whether at the stated maturity thereof or upon any acceleration of the maturity thereof).

         6.8 Banking Relationships. The Borrower shall maintain its primary depository relationship with the Lender. Borrower shall have opened one or more investment accounts (including time deposit accounts) with the Lender which shall have initial balances of not less than four million dollars ($4,000,000.00) and the balances of which may be reduced to the
extent of  capital  expenditures  by  Borrower.   Borrower  shall  maintain  Net
Available Collected Balances with the Lender of not less than one hundred thousand dollars ($100,000.00).

         6.9 Financial Statements. The Borrower shall furnish to the Lender the following:

                  (a) as soon as available, but not later than thirty (30) days after the end of each calendar month, comparative company-prepared financial statements of the Borrower for such month, prepared in accordance with GAAP, containing, among other matters, consolidated statements of income and retained earnings, setting forth in each case comparative figures for the same quarter of the previous fiscal year, and a balance sheet reflecting the financial condition of the Borrower as of the end of such month.

                  (b) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Borrower, comparative audited financial statements of the Borrower for such fiscal year, prepared in accordance with GAAP, containing, among other matters, consolidated and consolidating statements of income and retained earnings, and consolidated and consolidating statements of cash flow, setting forth in each case comparative figures for the previous fiscal year, and a balance sheet reflecting the financial condition of the Borrower as of the end of such fiscal year, and accompanied by the opinion of independent certified public accountants of recognized standing, containing no qualifications, or only such qualification as are reasonably acceptable to the Lender.

         6.10  Litigation. The Borrower will give the Lender prompt notice of:

                  (a) Any litigation or claims of any kind which might subject the Borrower to any liability in excess of one hundred thousand dollars ($100,000.00), whether covered by insurance or not; and

                  (b) All complaints and charges filed by any governmental agency or any other party affecting or exercising supervision or control of the Borrower or its businesses or assets which may impair the security of the Lender or adversely affect any of its rights under the Loan Documents.

         6.11 Inspection of Properties and Records. The Borrower will permit the officers, employees, attorneys, and authorized agents of the Lender to visit and inspect any of the properties of the Borrower to examine the books and records of the Borrower and to make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of the Borrower with the principal officers of the Borrower and its accountants, all at such reasonable times and as often as the Lender shall deem necessary.

         6.12 Maintenance of Properties; Compliance with Laws. The Borrower will maintain all of its properties and assets in good repair, working order and condition and will make or cause to be made all appropriate repairs, renewals and replacements thereof; and will comply with all applicable laws, rules, regulations and orders relating thereto.

         6.13 Financial Covenants.

                  (a) The Borrower shall at all times maintain a Tangible Net Worth of not less than seventeen million three hundred thousand dollars ($17,300,000.00);

                  (b) The Borrower shall at all times maintain a Quick Ratio of at least 2.50 to 1.00; and

                  (c) The Borrower shall for each Quarter have Net Income of not less than one hundred thousand dollars ($100,000).

         6.14 Negative Covenants. As long as any portion of the indebtedness hereunder remains unpaid, the Borrower shall not, without the prior written consent of the Lender:

                  (a) create, incur, assume, or suffer to exist any lien, encumbrance, mortgage, security interest, pledge, or charge of any kind upon any of its property or assets of any character, whether now owned or hereafter acquired, or transfer any of such property or assets for the purpose of subjecting the same to the payment of any indebtedness or performance of any other obligation, or acquire or have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement; provided, however, that the Borrower may create or incur or suffer to be created or incurred or to exist:

                         (i)  liens for  taxes  or  assessments for governmental
charges or levies if payment thereof shall not at the time be required to be made or which the Borrower is then contesting in good faith and which are not in excess of five hundred thousand dollars ($500,000.00) or for which reserves have been established by Borrower;

                         (ii) liens in  respect  of  pledges  and deposits under
workers' compensation laws or similar legislation, and in respect of pledges or deposits in connection with appeal or similar bonds incidental to the conduct of litigation, and liens incidental to the conduct of its business not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of its assets or property; or

                         (iii) any  other  liens with the prior written approval
of the Lender;

                  (b) create, assume or become or remain liable for, or committed to incur directly or indirectly, any indebtedness except indebtedness in respect of the Loan Documents or indebtedness (including any additional advances under the loan agreements identified in Subsections 6.14(b)(iii) and
(iv) of this Agreement) which by its terms is expressly made subordinate to the Principal Balance, all accrued but unpaid interest thereon, and all fees, charges and other sums payable under the Loan Documents and which is:

                         (i)  indebtedness for taxes, assessments,  governmental
charges or levies to the extent that payment thereof shall not at the time be required to be made or which the Borrower is then contesting in good faith and which are not in excess of five hundred thousand dollars ($500,000.00) or for which reserves have been established by Borrower;

                         (ii) indebtedness incurred  in  the ordinary  course of
business which will not materially impair the ability of the Borrower to repay the amounts due hereunder;

                        (iii) indebtedness outstanding as of the date hereof to Spirulina International B.V. pursuant to a term loan agreement, dated April 1, 1995, in the amount of $162,500.00;

                         (iv) indebtedness outstanding  as of the date hereof to
Satochi Sakurada pursuant to a term loan agreement, dated July 11, 1995, in the amount of $350,000.00; and

                         (vi) indebtedness approved by the Lender in writing;

                  (c) directly or indirectly purchase or acquire any stocks, bonds, notes, debentures or other securities of or acquire by purchase or otherwise all or substantially all of the business or assets, or stock, partnership interests or other evidence of ownership (beneficial or otherwise) or make any other investment in, any corporation, association, partnership, organization or individual except such as may be approved in writing by the Lender;

                  (d) directly or indirectly make or commit to make any loan, advance, guaranty or extension of credit to any corporation, association, partnership, organization or individual except such as may be approved in writing by the Lender;

                  (e) assume, endorse, be or become liable for, or guarantee directly or indirectly any debt or obligation of any corporation, association, partnership, organization or individual except such as may be approved in writing by the Lender;

                  (f) merge with or into or consolidate with any other Person; or sell, lease, transfer or otherwise dispose of assets comprising more than five percent (5%) of the Total Assets of the Borrower, on a cumulative basis, from the Closing Date; provided, however, that any Subsidiary may merge with another Subsidiary, or with the Borrower (if the Borrower is the continuing or surviving entity);

                  (g) terminate any Plan so as to result in any unfunded liability of the Borrower in excess of $500,000.00 under Title IV of ERISA or permit to exist any occurrence of any reportable event (as defined in Title IV of ERISA); or

                  (h) make any significant change in accounting treatment or reporting practices, except as required by GAAP.

SECTION 7.  Default; Remedies on Default.

          7.1 Events of Default. If and for so long as any of the following events (herein called "Events of Default") shall occur:

                  (a) The Borrower shall default in the payment of principal or interest under the Note when the same becomes due; or

                  (b) The Borrower shall default in the performance of or compliance with any term, covenant, condition or provision contained in any of the Loan Documents, and such default, if capable of being remedied, shall not have been remedied within twenty (20) days after the Lender or any other person notifies the Borrower in writing of such default; or

                  (c) The Borrower shall become insolvent, or shall make an assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or the Borrower shall become the subject of an order for relief in an involuntary case under the bankruptcy laws as now or hereafter constituted, and such order shall remain in effect and unstayed for a period of sixty (60) consecutive days, or shall commence a voluntary case under the bankruptcy laws as now or hereafter constituted, or shall file any petition or answer seeking for itself any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of any petition filed against it in any such proceedings; or the Borrower shall seek or consent to or acquiesce in the appointment of or taking possession by, any custodian, trustee, receiver or liquidator of it or of all or a substantial part of its properties or assets; or the Borrower shall take action looking to its dissolution or liquidation; or within sixty (60) days after commencement of any proceedings against the Borrower seeking any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation, such proceedings shall not have been dismissed; or within sixty (60) days after the appointment of, or taking possession by, any custodian, trustee, receiver or liquidator of any or of all or a substantial part of its properties or assets, without the consent or acquiescence of the Borrower, any such appointment or possession shall not have been vacated or terminated; or

                  (d) Any representation made by or on behalf of the Borrower herein or otherwise in writing in connection with the Commitment shall prove to have been false or incorrect in any material respect on the date as of which such representation was made; or

                  (e) A final judgment which alone exceeds $100,000.00 in amount shall be rendered against the Borrower, and shall not be discharged or have execution thereof stayed pending appeal within thirty (30) days after entry of such judgment or shall not be discharged within thirty (30) days after the expiration of any such stay; or

                  (f) The Borrower shall default under any Capital Lease, or under any agreement respecting deferred payment for goods, or under any agreement involving the extension of credit to which the Borrower is a party (if such default gives the holder of the obligation the right to accelerate the indebtedness) and such default shall not be waived or remedied within the time permitted for the remedying of such default under the applicable document; or

                  (g) The Borrower shall fail to comply with any financial covenant contained in any Capital Lease, or any agreement respecting deferred payment for goods, or any agreement involving the extension of credit to which the Borrower is a party (whether or not such agreement is hereafter amended or terminated) and such failure shall not be waived or remedied within the time permitted for the remedying of such failure under the applicable document; or

                  (h) There occurs any adverse change in the business, assets or general financial condition of the Borrower which has or, in the reasonable opinion of the Lender, could have, a material adverse effect upon the ability of the Borrower to observe and perform its obligations under the Loan Documents,

         THEN, AND IN ANY SUCH EVENT, in addition to all remedies conferred by law, the Lender shall have no further obligation to make Advances under the Commitment, and the Lender shall have the option to declare the Note to be due and payable, whereupon the entire aggregate unpaid Principal Balance under the Note, all accrued but unpaid interest thereon, and all fees, charges and other sums payable under the Loan Documents shall forthwith mature and become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and upon such maturity by acceleration or otherwise, all such principal, interest, amounts, fees, charges and other sums, shall bear interest at the rate provided in the Note to be paid following an Event of Default.

         7.2 Right of Contest. The Borrower shall have the right to contest in good faith any claim, demand, levy or assessment by a third party the assertion of which would constitute an Event of Default hereunder; provided, however, any such contest shall be prosecuted diligently and in a manner not prejudicial to the Lender hereunder; and, upon demand by the Lender, the Borrower shall make suitable provision by payment to the Lender or by bond satisfactory to the Lender for the possibility that the contest will be unsuccessful. Such provision shall be made within ten (10) days after demand therefor and, if made by payment of funds to the Lender, the amount so deposited shall be disbursed in accordance with the resolution of the contest either to the Borrower or the adverse claimant.

         7.3  Marshalling.  The  Borrower  hereby  waives  any and all rights to require any security given hereunder to be marshalled and agrees and acknowledges that after the occurrence of any Event of Default, the Lender may, in its sole and absolute discretion, proceed to enforce its rights under the Loan Documents and to realize on any or all of the security for the repayment of the amounts outstanding under the Commitment or any portion or portions thereof, irrespective of the differing nature of such security and whether or not the same constitutes real or personal property.


SECTION 8.  Miscellaneous Provisions.

         8.1 Authority to File Notices. The Borrower irrevocably appoints, constitutes and designates the Lender its attorney-in-fact to file for record any notice that the Lender reasonably deems necessary or desirable to protect its interest hereunder or under any of the Loan Documents. Such power shall be deemed coupled with an interest and shall be irrevocable while any sum remains due and owing under any of the Loan Documents or any obligation of the Borrower thereunder remains unperformed.

         8.2 Actions. The Lender shall have the right to commence, appear in or defend any action or proceeding purporting to affect the rights, duties or liabilities of the parties hereunder, or the amounts outstanding or available under the Commitment, whether or not an Event of Default has occurred hereunder. In connection therewith, the Lender may incur and pay reasonable costs and expenses, including, but not limited to, reasonable attorneys' fees. The Borrower shall pay to the Lender within ten (10) days after demand therefor, all such expenses, and the Lender is authorized to disburse funds from the Commitment for such purposes.

         8.3 Timeliness; Term of Agreement; Survival of Representations and Warranties. Time is of the essence of this Agreement. This Agreement shall continue in full force and effect until all indebtedness of the Borrower to the Lender under the Loan Documents shall have been paid in full, all obligations of the Borrower under this Agreement and the Loan Documents have been observed and performed, and all obligations of the Lender under this Agreement and the other Loan Documents have been terminated. All representations and warranties contained herein or made in writing by or on behalf of the Borrower in connection with the Commitment shall survive the execution and delivery of the Loan Documents and any investigation at any time made by, through or on behalf of the Lender. All statements contained in any certificate or other instrument delivered to the Lender on behalf of the Borrower pursuant to this Agreement or otherwise in connection with the Commitment shall constitute representations and warranties hereunder.

         8.4 Amendments and Waivers. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

         8.5 Remedies Are Cumulative. All rights, powers and remedies herein given to the Lender are cumulative and not alternative, are in addition to all rights, powers and remedies afforded by statutes or rules of law and may be exercised concurrently, independently, or successively in any order whatsoever. Without limiting the generality of the foregoing, the Lender may enforce any one or more of the Loan Documents without enforcing all of them concurrently or in any particular order.

         8.6 No Waiver. No failure, forbearance or delay on the part of the Lender in exercising any power or right under any of the Loan Documents shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. No Advance made by the Lender hereunder shall constitute a waiver of any of the conditions precedent to the Lender's obligation to make further Advances, nor, in the event the Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding the Lender from thereafter declaring such inability to be an Event of Default as provided in Section 7.1 of this Agreement.

         8.7 No Joint Venture. The execution of this Agreement, the making of the Commitment, the making of any Advance, and the exercise of any rights hereunder, are not intended, and shall not be construed, to create a partnership or joint venture between the Lender and the Borrower.

         8.8 Notices. All notices, requests, demands or documents which are required or permitted to be given or served hereunder shall be in writing and personally delivered, or sent by registered or certified mail addressed as follows:

              TO BORROWER at:      Hawaiian Ocean Science and Technology Park
                                   73-4460 Queen Kaahumanu  Hwy., #102
                                   Kailua-Kona, Hawaii  96740
                                   Attention: Executive Vice President,
                                                  Finance & Administration

              TO LENDER at:        999 Bishop Street
                                   Honolulu, Hawaii 96813
                                   Attention: Corporate Banking Division

The addresses may be changed from time to time by the addressee by serving notice as heretofore provided. Service of such notice or demand shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the second day after the date of mailing, whichever is earlier in time.

         The Borrower hereby irrevocably authorizes the Lender to accept facsimile ("FAX") transmissions of such notices, requests, demands and documents, provided such transmission is signed by an officer of the Borrower authorized to do so in a corporate resolution. The Borrower shall and does hereby hold the Lender harmless from, and indemnify the Lender against, any loss, cost, expense, claim or demand which may be incurred by or asserted against the Lender by virtue of the Lender acting upon any such notices, requests, demands or documents transmitted in accordance with the above provisions. The Borrower shall confirm any such FAX transmission separately by telephone conference between the Lender and the individuals signing such FAX transmission, and shall thereafter transmit to the Lender the actual "hard copy" of the notice, request, demand or document in question.

         8.9 Waiver of Jury Trial. The Borrower hereby knowingly, voluntarily and intentionally waives any right it may have to a jury trial in any legal proceeding which may be hereinafter instituted by the Lender or the Borrower to assert any of their respective claims arising out of or relating to any of the Loan Documents or any other agreement, instrument or document contemplated thereby. In such event, the Borrower, at the request of the Lender, shall cause its attorney of record to effectuate such waiver in compliance with the Hawaii Rules of Civil Procedure, as the same may be amended from time to time.

         8.10 Entire Agreement. The Loan Documents constitute all of the agreements between the parties relating to the Commitment and supersede all other prior or concurrent oral or written letters, agreements or understandings.

         8.11 Assignment; Parties in Interest. The Borrower shall not assign its interest in this Agreement without the prior written consent of the Lender, which consent may be withheld by the Lender in its sole and absolute discretion. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, whether or not hereinabove so expressed and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of the Note or any part thereof or interest therein.

         8.12 Headings of Paragraphs. The headings of paragraphs and sub-paragraphs herein are inserted only for convenience and reference and shall in no way define, limit or describe the scope or intent of any provision of this Agreement.

         8.13  Applicable Law.   This  Agreement is  executed  and  delivered in
and shall be construed and enforced in accordance with the laws of the State of Hawaii.

         8.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         8.15 Severability. If any provision of this Agreement or the other Loan Documents is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement and the other Loan Documents will remain unaffected.

         8.16 Terms and Conditions of this Agreement Supplement Other Loan Documents. The terms and conditions of this Agreement and the covenants, representations and warranties of the Borrower under this Agreement shall not be deemed to supersede, amend or modify the obligations and duties of the Borrower under the other Loan Documents. The terms and conditions of this Agreement and the covenants, representations and warranties of the Borrower hereunder merely supplement, and do not supplant or supersede, provisions of similar effect or subject matter in the other Loan Documents. The Loan Documents shall, however, constitute and be deemed amendments to any inconsistent provisions of any commitment letter issued by the Lender to the Borrower in connection with the Commitment, and, upon the execution of this Agreement, any such commitment letter shall be deemed superseded by the Loan Documents and canceled.

         8.17 Agents. In exercising any rights under this Agreement or the other Loan Documents, the Lender may act through its employees, agents or independent contractors; provided that the Lender shall remain responsible for the actions of its employees and agents.

         8.18 Consent by the Lender. Whenever the consent of the Lender is required by the terms of this Agreement, then, except where the granting of such consent is reserved to the

Lender in its sole judgment, option or discretion, such consent shall not be unreasonably or arbitrarily withheld.

         8.19 Lender's Right of Setoff. Upon the occurrence of any Event of Default, or if the Lender shall be served with garnishee process, whether or not the Borrower shall be in default hereunder at the time, the Lender may, but shall not be required to, set off any indebtedness owing by the Lender to the Borrower against any indebtedness under the Loan Documents, without prejudice to any other rights or remedies of the Lender thereunder.

         IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement on the day and year first above stated.

                                       FIRST HAWAIIAN BANK
                                       By /s/Kathryn Anderson
                                          -------------------
                                          Its Vice President
                                                        Lender



                                       CYANOTECH CORPORATION
                                       By /s/ Ronald P. Scott
                                          -------------------
                                          Its Exec. V.P./CFO
                                                      Borrower

STATE OF HAWAII                       )
                                      ) SS.
COUNTY OF HAWAII                      )


     On this 27th day of February, 1997, personally appeared Ronald P. Scott, to me personally known, who, being by me duly sworn or affirmed did say that such person(s) executed the foregoing instrument as the free act and deed of such person(s), and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

                                                  /s/ Lei T. Cablin
                                                  ------------------------------
                                                  Notary Public, State of Hawaii

                                                  My commission Expires: 7/03/99

STATE OF HAWAII                       )
                                      ) SS.
COUNTY OF HAWAII                      )


     On this 27th day of February, 1997 , personally appeared Ronald P. Scott, to me personally known, who, being by me duly sworn or affirmed did say that such person(s) executed the foregoing instrument as the free act and deed of such person(s), and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

                                                  /s/ Lei T. Cablin
                                                  ------------------------------
                                                  Notary Public, State of Hawaii

                                                  My commission Expires: 7/03/99

                                   EXHIBIT "1"



                           BORROWING BASE CERTIFICATE


         CYANOTECH CORPORATION, a Nevada corporation (the "Borrower"), certifies to FIRST HAWAIIAN BANK (the "Lender"), in connection with that certain Credit Agreement dated February , 1997 (the "Loan Agreement") executed by and between the Borrower and the Lender, as follows:

         1. The undersigned is authorized by the Borrower to submit this Compliance Certificate to the Lender [for the month of , ] [in connection with the application for an Advance dated , ].

         2. The  undersigned  has  reviewed  the  relevant  terms  of this  Loan
Agreement, and the other Loan Documents, and has made, or caused to be made under his supervision, a review of the transactions and condition of the Borrower during such month sufficient to provide the information set forth in
Schedule 1 attached hereto.

         3. The information contained in Schedule 1 [, and set forth in the accounts receivable aging report attached thereto, was true and correct as of the last day of such month] [is true and correct as of the date hereof].

         Capitalized terms used herein have the meanings given to them in the Loan Agreement unless otherwise herein defined.

                                               DATED:                 ,        .


                                               CYANOTECH CORPORATION


                                               By
                                                   Its


                               Exhibit "1", Page 1

                                  Schedule 1 to
                           Borrowing Base Certificate


Total Eligible Domestic Accounts Receivable:      $
                                    times 75%                    $

Total Foreign Accounts Receivable:                $
                                    times 50%                    $
                                    Total:  Borrowing Base       $


     [The following information is required in connection with a request for an Advance]

Outstanding Principal Balance:                    $

Amount of Advance Requested:                      $

                                    Total:        $

     [The following information is required for the monthly certification]

     An accounts receivable aging report for the month of , 199 is attached hereto.

ACCOUNTS RECEIVABLE:

  Current           Over 30 Days      Over 60 Days     Over 90 Days

$                 $                 $                $
 ---------          ------------      ------------     ------------


ACCOUNTS PAYABLE:

  Current           Over 30 Days      Over 60 Days     Over 90 Days

$                 $                 $                $
  ---------         ------------      ------------     ------------


                               Exhibit "1", Page 2

                                   EXHIBIT "2"


                             COMPLIANCE CERTIFICATE


         CYANOTECH CORPORATION, a Nevada corporation (the "Borrower"), certifies to FIRST HAWAIIAN BANK (the "Lender"), in connection with that certain Credit Agreement dated February , 1997 (the "Loan Agreement") executed by and between the Borrower and the Lender, as follows:

         1. The undersigned is authorized by the Borrower to submit this Compliance Certificate to the Lender for the month of , .

         2. The  undersigned  has  reviewed  the  relevant  terms  of this  Loan
Agreement, and the other Loan Documents, and has made, or caused to be made under his supervision, a review of the transactions and condition of the Borrower during such month and such review has not disclosed, and the undersigned does not have knowledge of the existence, of any Event of Default, or, if any Event of Default has occurred or exists, the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto is described in Schedule 1 attached hereto.

         3. The information contained in the financial statements attached hereto was true and correct as of the last day of such month.

         Capitalized terms used herein have the meanings given to them in the Loan Agreement unless otherwise herein defined.

                                                DATED:                ,        .


                                                CYANOTECH CORPORATION


                                                By
                                                       Its

                                  Exhibit "2"

                                   EXHIBIT "3"



                               Opinion of Counsel

                             [Counsel's Letterhead]


                                 February , 1997


First Hawaiian Bank
999 Bishop Street, 11th Floor
Honolulu, Hawaii  96813
Attention:  Corporate Banking Division

         Re:      Cyanotech Corporation

Gentlemen/Ladies:

         We are counsel for Cyanotech Corporation, a Nevada corporation (the "Borrower"), in connection with its request for a loan from First Hawaiian Bank (the "Lender"). Pursuant to Section 4.5 of the Credit Agreement dated February , 1997 executed by and between the Borrower and the Lender, we provide you with our opinion as follows:

         1. The Borrower is a Nevada corporation duly registered, validly existing and in good standing under the laws of the State of Nevada, is authorized to do business and is in good standing in the State of Hawaii and has all requisite power and authority to carry on the business and to own the property that it now carries on and owns. The Borrower has all requisite power and authority to execute and deliver the Loan Documents and to observe and perform all of the provisions and conditions thereof. The execution and delivery of the Loan Documents has been duly authorized by all requisite corporate action on the part of the Borrower.

         2. The Loan Documents when executed and delivered by the Borrower will be enforceable in accordance with their terms against the Borrower and shall constitute the valid and legally binding obligations of the Borrower.


                                        Sincerely,





                                   Exhibit "3"